UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

BioVie Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55292	46-2510769
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Cummings Center, Suite 247-C

Beverly, MA 01915

(Address of principal executive offices and zip code)

(312) 283-5793

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.    Other Events

On April 3, 2017, BioVie Inc. (the “Company”) announced, among other things, that it has received notice from the US Food and Drug Administration (FDA) that the planned Phase 2a clinical trial of the Company’s new drug candidate BIV201 may be initiated, and that the Company was notified by the US Patent and Trademark Office (USPTO) that its application for a core patent covering the use of BIV201 to reduce ascites formation in ambulatory patients has been allowed. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.    Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2017	BIOVIE INC.

	By:	/s/ Jonathan Adams
Jonathan Adams
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 3, 2017